DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to report the performance of the Dreyfus Premier State Municipal Bond Fund _ Ohio Series for its fiscal year ended April 30, 1997 as shown in the following table:
                                    TOTAL RETURN*          DISTRIBUTION RATE**
                                   _______________      _______________________
    Class A...................           6.91%                      5.14%
    Class B...................           6.27%                      4.86%
    Class C...................           6.07%                      4.59%
ECONOMIC REVIEW
      The U.S. economy just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.
      The economy grew at a robust 5.6% annual rate during the first quarter, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. On the consumer level, the Consumer Price Index (CPI) remained below 3%. Excluding volatile food and energy prices, the CPI is actually trending downward so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.
      The strong economy has put increasing numbers of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year, its lowest level in 24 years. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level. Through the first quarter (the latest available data), total employment costs (including wages and benefits) rose about the same as inflation.
      Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of the year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have spurted in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.
      Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Recent estimates by Administrative officials suggest that the deficit for fiscal 1997 is now about $75 billion, its lowest level in 23 years. Such good news on the deficit could make it easier to negotiate the Administration's bipartisan plan to balance the budget by 2002.
      While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. Although there was little reported evidence of incipient inflation, the Fed executed a preemptive move of moderate monetary restraint in March, perhaps to avoid being forced to act more harshly later. There is little reason to suspect that the Fed will soon change this policy, although with the economy seeming to enjoy strong growth without surging inflation, the FOMC may be reluctant to raise rates again in the immediate future.
MARKET ENVIRONMENT
      For much of the past year the trading environment for fixed income securities has been dominated by a measure of volatility one would expect to find during periods of rapidly shifting perceptions as to the course of economic growth and the ensuing level of inflationary pressures. Early on, as attention focused on the tightening of the labor markets as the economy continued to expand at a quickening pace, investors became convinced of an imminent tightening of monetary policy by the FOMC. As such, interest rates were driven to their highest levels in more than a year. As subsequent data showed an abatement in the pace of the economy's rate of growth and the absence of any clear signs of inflationary pressures, market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels. These rapid shifts in investors' perceptions of the economy and the appropriate levels of long-term interest rates occurred frequently throughout the year, establishing a broad trading range in prices. In November, as investors became convinced of a significant slowing in the rate of growth of the economy, this range in prices was redefined to higher levels. With the turn of the calendar into 1997, however, these higher levels proved unsustainable as evidence of the resilience of the economy's current expansion continued to mount. The resulting rise in long-term interest rates foretold the move by the FOMC to assume a more restrictive posture at its March meeting.
      Throughout 1996, municipal securities were hard pressed to escape the volatility witnessed by the fixed income markets in general. Ultimately, tax exempt bonds in general and Ohio municipal bonds in particular were supported by a formidable technical dynamic of strong demand and limited supply which enabled them to significantly outperform their taxable counterparts. A comparison of the movement of 30-year U.S. Treasury Yields and municipal yields as represented by the Bond Buyer 25 Bond Revenue Index (the "Revenue Index") clearly illustrates this point. While interest rates fluctuated significantly over the course of the year ended April 30, 1997, 30-year Treasury yields closed the period 5 basis points higher (.05%) at 6.96%. Over the same time the Revenue Index declined by 19 basis points (.19%) to close the period at 6.13%.
PORTFOLIO OVERVIEW
      In managing your Fund's assets during a period of such volatility a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax free income. At these times higher levels of cash reserves were established in order to further buffer the Portfolio from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend Portfolio duration in order to capitalize on potential price appreciation inherent in such an environment. Throughout this process further attention was directed toward enhancing the liquidity and performance characteristics of the portfolio by extending the optional redemption characteristics and improving the underlying creditworthiness of its holdings. In these ways the Fund was able to closely mirror the relative strong performance of the municipal market in general.

      We appreciate your investment in the Dreyfus Premier State Municipal Bond Fund_Ohio Series, and we want to assure you that we are, at all times, working in the Fund's best interest.
                                  Very truly yours,
                          [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
May 16, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES        APRIL 30, 1997
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER STATE MUNICIPAL BOND FUND,
OHIO SERIES CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$22,014
Lehman Brothers
Municipal Bond Index*
Dollars
$16,461
Dreyfus Premier State
Municipal Bond Fund,
Ohio Series
(Class A Shares)
*Source: Lehman Brothers
[Exhibit A]

Average Annual Total Returns
                                CLASS A SHARES                                              CLASS B SHARES
__________________________________________________________________     __________________________________________________________
                                                                                                             % Return Reflecting
                                                   % Return                                                 Applicable Contingent
                                                  Reflecting                                     % Return      Deferred Sales
                          % Return Without      Maximum Initial                                 Assuming No     Charge Upon
PERIOD ENDED 4/30/97        Sales Charge       Sales Charge (4.5%)     PERIOD ENDED 4/30/97     Redemption      Redemption*
__________               ________________     ____________________     _____________________   ____________   __________________
1 Year                         6.91%               2.12%               1 Year                     6.27%              2.27%
5 Year                         7.01                6.03                From Inception (1/15/93)   5.73               5.34
From Inception (5/28/87)       5.63                5.15

                        CLASS C SHARES
__________________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                             % Return          Deferred Sales
                             Assuming          Charge Upon
PERIOD ENDED 4/30/97      No Redemption        Redemption**
_________                _______________    ____________________
1 Year                         6.07%              5.07%
From Inception (8/15/95)       5.93               5.93
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of
Dreyfus Premier State Municipal Bond Fund, Ohio Series on 5/28/87 (Inception
Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond
Index on that date. For comparative purposes, the value of the Index on
5/31/87 is used as the beginning value on 5/28/87. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Series invests primarily in Ohio municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the
Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Ohio municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the
Prospectus and elsewhere in this report.
*  The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS                                                                                  APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments_95.7%                                                                Amount          Value
                                                                                                 _____________    _____________
Adams County Valley Local School District 5.25%, 12/1/2021 (Insured; MBIA)..                   $    1,000,000  $      943,980
Akron, Sewer Systems Revenue 5.875%, 12/1/2016 (Insured; MBIA)..............                         1,200,000      1,220,748
Akron-Wilbeth Housing Development Corp., First Mortgage Revenue
  7.90%, 8/1/2003 (Insured; FHA)............................................                         1,805,000      2,056,942
Allen County, Industrial First Mortgage Revenue, Refunding
  6.75%, 11/15/2008 (Guaranteed; K-Mart Corp.)..............................                         1,280,000      1,302,771
Breckville-Broadview Heights City School District,
  School Improvement 5.25%, 12/1/2021 (Insured; FGIC).......................                         5,000,000      4,726,200
City of Barberton, Hospital Facilities Revenue
  (The Barberton Citizens Hospital Co. Project) 7.25%, 1/1/2012.............                         2,400,000      2,667,192
Buckeye Valley Local School District
  5.25%, 12/1/2020 (Insured; MBIA)..........................................                         3,140,000      2,967,520
Butler County, Hospital Facilities Revenue, Refunding and Improvement
  (Fort Hamilton Hughes Group) 7.25%, 1/1/2001..............................                         3,300,000      3,407,085
City of Cambridge, HR, Refunding (Guernsey Memorial Hospital Project)
  8%, 12/1/2006.............................................................                         2,000,000      2,205,580
Clermont County, Hospital Facilities Revenue, Refunding (Mercy Health Systems):
  5.625%, 9/1/2016 (Insured; AMBAC).........................................                         4,250,000      4,190,543
  7.50%, 9/1/2019 (Prerefunded 9/1/2001) (Insured; AMBAC) (a)...............                           180,000        199,213
City of Cleveland:
  COP (Motor Vehicle, Motorized and Communication Equipment) 7.10%, 7/1/2002                         2,000,000      2,090,900
  Parking Facility Improvement Revenue 8%, 9/15/2012........................                         5,000,000      5,784,600
  School District 8%, 12/1/2001.............................................                         1,675,000      1,874,560
  Waterworks First Mortgage Revenue 5.50%, 1/1/2021 (Insured; MBIA).........                        11,700,000     11,554,101
Cleveland-Cuyahoga County Port Authority, Revenue, Refunding
  (Rock & Roll Hall of Fame) 5.40%, 12/1/2015 (Insured; AMBAC)..............                         2,540,000      2,451,227
Cuyahoga County:
  HR:
    (Meridia Health Systems):
      7.25%, 8/15/2019......................................................                         4,715,000      5,036,469
      7%, 8/15/2023.........................................................                         1,750,000      1,865,238
    Refunding:
      (Cleveland Clinic Foundation) 8%, 12/1/2015...........................                         1,000,000      1,033,300
      Improvement (University Hospitals Health) 5.625%, 1/15/2015 (Insured; MBIA)                    3,695,000      3,649,810
      (Mount Sinai Medical Center) 8.125%, 11/15/2014.......................                         1,000,000      1,042,230
  Jail Facilities 7%, 10/1/2013 (Prerefunded 10/1/2001)(a)..................                         6,125,000      6,745,891
  MFHR (National Terminal Apartments Project) 6.40%, 7/1/2016 (Collateralized; FNMA)                 2,000,000      2,060,940
Dayton, Airport Revenue, Refunding (James M. Cox International Airport)
  5.25%, 12/1/2015 (Insured; AMBAC).........................................                         2,500,000      2,384,325
Eaton, IDR Refunding (Baxter International Inc. Project) 6.50%, 12/1/2012...                         1,500,000      1,593,165
Euclid City School District, Improvement:
  7.10%, 12/1/2011 (Prerefunded 12/1/2001)(a)...............................                         1,000,000      1,112,110
  Library and School, Refunding 5.125%, 12/1/2015 (Insured; AMBAC)..........                         1,420,000      1,340,437

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                 _____________   _____________
Village of Evendale, IDR Refunding (Ashland Oil Inc. Project) 6.90%, 11/1/2010                  $    2,000,000    $ 2,101,460
Fairfield City School District, School Improvement Unlimited Tax:
  7.20%, 12/1/2011 (Insured; FGIC)..........................................                         1,000,000      1,149,160
  7.20%, 12/1/2012 (Insured; FGIC)..........................................                         1,250,000      1,429,888
  6.10%, 12/1/2015 (Insured; FGIC)..........................................                         2,000,000      2,063,880
  6%, 12/1/2020 (Insured; FGIC).............................................                         2,000,000      2,038,140
Fairlawn, Health Care Facilities Revenue (Village at Saint Edward Project)
  8.75%, 10/1/2019..........................................................                         2,420,000      2,581,124
Findlay 5.875%, 7/1/2017....................................................                         2,000,000      2,004,680
Franklin, Water System Revenue 5.75%, 12/1/2016 (Insured; MBIA).............                         1,000,000      1,007,090
Franklin County:
  HR:
    Holy Cross Health Systems Corp.:
      (Mount Carmel Health) 6.75%, 6/1/2019 (Insured; MBIA).................                         2,500,000      2,696,200
      Refunding and Improvement 5.80%, 6/1/2016.............................                         2,000,000      2,000,200
    Refunding and Improvement:
      (The Children's Hospital Project) 6.60%, 5/1/2013.....................                         4,000,000      4,304,400
      (Worthington Christian Village Congregate Care Project):
        10.25%, 8/1/2015....................................................                           765,000        832,580
        7.80%, 2/1/2017 (Insured; FHA)......................................                         5,690,000      6,211,489
        5.375%, 12/1/2020...................................................                         9,780,000      9,437,504
Gallia County Local School District, 7.375%, 12/1/2004......................                           570,000        649,737
Greater Cleveland Gateway Economic Development Corp.:
  Senior Lien Excise Tax Revenue 6.875%, 9/1/2005 (Insured; FSA)............                         1,500,000      1,623,330
  Stadium Revenue 7.50%, 9/1/2005...........................................                         5,675,000      6,225,532
Greater Cleveland Regional Transit Authority 5.65%, 12/1/2016 (Insured; FGIC)                        5,445,000      5,428,719
Hamilton County:
  Hospital Facilities Improvement Revenue, Refunding (Deaconess Hospital)
    7%, 1/1/2012............................................................                         2,570,000      2,733,940
  Mortgage Revenue (Judson Care Center)
    7.80%, 8/1/2019 (Prerefunded 8/1/2000) (Insured; FHA, LOC; Citibank) (a,b)                       3,970,000      4,380,855
Hilliard School District, School Improvement
  Zero Coupon, 12/1/2013 (Insured; FGIC)....................................                         1,655,000        655,777
  Zero Coupon, 12/1/2014 (Insured; FGIC)....................................                         1,655,000        614,899
  5.75%, 12/1/2019 (Insured; FGIC)..........................................                         2,500,000      2,502,800
  5%, 12/1/2020 (Insured; FGIC).............................................                         3,345,000      3,057,330
Kent State University, University Revenue, 5.50%, 5/1/2017 (Insured; MBIA)..                         1,000,000        978,060
Kirtland Local School District 7.50%, 12/1/2009.............................                           760,000        819,660
Knox County, IDR (Weyerhaeuser Co. Project) 9%, 10/1/2007...................                         1,000,000      1,272,240
Lakota Local School District 6.125%, 12/1/2017 (Insured; AMBAC).............                         1,075,000      1,112,625
Lorain, Water System Revenue 5.20%, 4/1/2016 (Insured; AMBAC)...............                         2,260,000      2,146,390
Lowellville, Sanitary Sewer Systems Revenue (Browning-Ferris Industries Inc.)
  7.25%, 6/1/2006...........................................................                         1,300,000      1,382,485

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                _____________    _____________
Mahoning County, Health Care Facilities Revenue
  (Youngstown Osteopathic Hospital Project)
  7.60%, 8/1/2010 (LOC; Marine Midland Bank) (b)............................                    $    3,775,000    $ 4,022,980
Marion County, Health Care Facilities Revenue, Refunding and Improvement
  (United Church Homes Inc.) 6.375%, 11/15/2010.............................                         3,000,000      3,047,790
Miami County, Hospital Facilities Revenue, Refunding (Upper Valley Medical Center)
  8.375%, 5/1/2013..........................................................                           525,000        535,563
Montgomery County, Limited General Obligation and Sewer Revenue
  5.60%, 12/1/2016..........................................................                         1,380,000      1,374,880
Moraine, SWDR (General Motors Corp. Project) 6.75%, 7/1/2014................                         5,000,000      5,581,300
North Royalton City School District 6.10%, 12/1/2019 (Insured; MBIA)........                         2,500,000      2,599,250
State of Ohio:
  Economic Development Revenue:
    Ohio Enterprise Bond Fund (VSM Corp. Project) 7.375%, 12/1/2011.........                           885,000        943,578
    (Sponge Inc. Project) 8.375%, 6/1/2014..................................                         1,600,000      1,740,400
  Mortgage Revenue (Odd Fellows Home Ohio Inc. Project)
    8.15%, 8/1/2017 (Insured; FHA)..........................................                           350,000        364,203
  PCR (Standard Oil Co. Project)
    6.75%, 12/1/2015 (Guaranteed; British Petroleum Co. p.l.c.).............                         2,700,000      3,041,523
Ohio Air Quality Development Authority, Revenue:
  8.10%, 9/1/2018...........................................................                         1,000,000      1,030,450
  Pollution Control, Refunding:
    (Cleveland Electric Illuminating Co. Project) 6.85%, 7/1/2023...........                         5,250,000      5,244,855
    (Ohio Edison) 7.45%, 3/1/2016 (Insured; FGIC)...........................                         3,500,000      3,778,355
  Refunding:
    (Ohio Power Co. Project) 7.40%, 8/1/2009................................                         1,500,000      1,570,020
Ohio Building Authority, State Facilities (Juvenile Correctional Projects)
  6.60%, 10/1/2014 (Insured; AMBAC).........................................                         1,660,000      1,810,711
Ohio Capital Corp. for Housing, MFHR Refunding
  7.60%, 11/1/2023 (Collateralized; FNMA)...................................                         1,250,000      1,320,363
Ohio Higher Educational Facility Commission, Revenue:
  (Case Western Reserve Project):
    7.70%, 10/1/2018 (Prerefunded 10/1/1997) (a)............................                           485,000        501,539
    7.70%, 10/1/2018........................................................                            15,000         15,482
  (Denison University Project) 5.30%, 11/1/2021.............................                         2,000,000      1,888,760
Ohio Housing Finance Agency:
  Mortgage Revenue (Saint Francis Court Apartment Project)
    8%, 10/1/2026 (Insured; FHA)............................................                           695,000        743,212
  SFMR (GNMA Mortgage Backed Securities Program):
    8.25%, 12/15/2019.......................................................                           140,000        148,092
    Zero Coupon, 9/1/2021...................................................                        15,570,000      2,424,560
    7.85%, 9/1/2021.........................................................                         1,460,000      1,544,811
    7.65%, 3/1/2029.........................................................                         1,900,000      1,998,268
    7.80%, 3/1/2030.........................................................                         2,465,000      2,585,612

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                   ___________    ___________
Ohio Water Development Authority, Revenue:
  (Fresh Water) 5.90%, 12/1/2015 (Insured; AMBAC)...........................                    $    4,650,000   $  4,734,258
  Pollution Control Facilities:
    (Cleveland Electric Illuminating Project) 8%, 10/1/2023.................                         5,800,000      5,955,614
    (Ohio Edison) 8.10%, 10/1/2023..........................................                         3,700,000      3,914,859
    (Pennsylvania Power Co. Project) 8.10%, 9/1/2018........................                         2,000,000      2,060,760
  Refunding:
    (Ohio Edison) 7.625%, 7/1/2023..........................................                         5,000,000      5,235,750
    (Toledo Edison Co.):
      7.55%, 6/1/2023.......................................................                         2,000,000      2,083,220
      8%, 10/1/2023.........................................................                         3,635,000      3,791,741
Ottawa County, Sanitary Sewer Systems Special Assessment
  (Portage-Catawba Island Sewer Project) 7%, 9/1/2011 (Insured; AMBAC)......                         1,000,000      1,090,080
Shelby County, Hospital Facilities Revenue, Refunding and Improvement
  (The Shelby County Memorial Hospital Association) 7.70%, 9/1/2018.........                         2,500,000      2,701,350
South Euclid, Recreation Facilities 7%, 12/1/2011...........................                         2,285,000      2,473,718
Southwest Regional Water District, Water Revenue:
  6%, 12/1/2015 (Insured; MBIA).............................................                         1,600,000      1,643,904
  6%, 12/1/2020 (Insured; MBIA).............................................                         1,250,000      1,275,013
Springboro Community City School District, Refunding
  5.10%, 12/1/2023 (Insured; AMBAC).........................................                         6,000,000      5,552,280
Student Loan Funding Corp.:
  Student Loan Revenue, Refunding 7.20%, 8/1/2003...........................                         2,495,000      2,653,607
  Student Loan Senior Subordinated Revenue 6.15%, 8/1/2010..................                         6,775,000      6,728,795
Toledo 5.625%, 12/1/2011 (Insured; AMBAC)...................................                         1,000,000      1,011,830
University of Cincinnati:
  5.375%, 6/1/2020 (Insured; MBIA)..........................................                         4,625,000      4,447,446
  COP:
    6.75%, 12/1/2009 (Insured; MBIA)........................................                          750,000         819,158
    (University Center Project) 5.125%, 6/1/2024 (Insured; MBIA)............                         2,500,000      2,301,100
Warren 7.75%, 11/1/2010 (Prerefunded 11/1/2000) (a).........................                         2,785,000      3,111,903
Wauseon Exempted Village School District, Refunding and School Improvement
  5.50%, 12/1/2022 (Insured; MBIA)..........................................                         2,500,000      2,424,800
West Holmes Local School District 5.375%, 12/1/2023 (Insured; MBIA).........                         1,860,000      1,773,974
                                                                                                                 _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $259,666,238).......................................................                                     $270,590,968
                                                                                                                 ============
Short-Term Municipal Investments_4.3%
Ohio_2.8%
Ohio State Air Quality Development Authority, Revenue, Refunding, VRDN
  (Cincinnati Gas & Electric) 4.30% (LOC; Canadian Imperial Bank) (b,c).....                    $    5,100,000    $ 5,100,000
Twinsburg, IDR, VRDN
  (United Stationers Supply Company) 4.65% (LOC; PNC Bank) (b,c)............                         2,700,000      2,700,000

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                       APRIL 30, 1997
                                                                                                   Principal
Short-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                    __________    __________
U.S. Related_1.5%
Puerto Rico Commonwealth Government Development Bank,
  Refunding, VRDN 4.30% (LOC; Credit Suisse) (b,c)..........................                    $    1,750,000    $ 1,750,000
Puerto Rico Electric Power Authority, Revenue 3.48% (Insured; FSA) (d)......                         2,500,000      2,500,000
                                                                                                                 _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $12,050,000)........................................................                                    $  12,050,000
                                                                                                                 ============
TOTAL INVESTMENTS_100.0%
  (cost $271,716,238).......................................................                                     $282,640,968
                                                                                                                 ============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificates of Participation                      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi-Family Housing Revenue
FNMA          Federal National Mortgage Association              PCR      Pollution Control Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
IDR           Industrial Development Revenue

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               _______                        __________________        ______________________
AAA                                Aaa                            AAA                               46.9%
AA                                 Aa                             AA                                 7.3
A                                  A                              A                                 18.3
BBB                                Baa                            BBB                               13.7
BB                                 Ba                             BB                                 6.5
F1                                 MIG1                           SP1                                3.4
Not Rated(f)                       Not Rated(f)                   Not Rated(f)                       3.9
                                                                                                   _______
                                                                                                   100.0%
                                                                                                 =========


Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Inverse floater security_the interest rate is subject to change periodically.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f)  Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                        APRIL 30, 1997
                                                                                              Cost                Value
                                                                                          ______________      ______________
ASSETS:                          Investments in securities_See Statement of Investments     $271,716,238        $282,640,968
                                 Cash.......................................                                         535,515
                                 Receivable for shares of Beneficial Interest subscribed                              35,365
                                 Interest receivable........................                                       5,114,439
                                 Prepaid expenses...........................                                           3,919
                                                                                                                 ____________
                                                                                                                 288,330,206
                                                                                                                 ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       186,613
                                 Due to Distributor.........................                                          18,590
                                 Payable for shares of Beneficial Interest redeemed                                   63,493
                                 Accrued expenses...........................                                          49,892
                                                                                                                 ____________
                                                                                                                     318,588
                                                                                                                 ____________
NET ASSETS..................................................................                                     $288,011,618
                                                                                                              ===============
REPRESENTED BY:                  Paid-in capital............................                                    $275,263,529
                                 Accumulated net realized gain (loss) on investments                               1,823,359
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments_Note 4                             10,924,730
                                                                                                                 ____________
NET ASSETS..................................................................                                    $288,011,618
                                                                                                              ===============
                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets............................................             $242,571,398              $44,745,835            $694,385
Shares Outstanding.......................................            19,181,560                3,537,051              54,857
NET ASSET VALUE PER SHARE...................................             $12.65                   $12.65              $12.66
                                                                      =========                =========            =========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF OPERATIONS                                                                     YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $18,544,211
EXPENSES:                        Management fee_Note 3(a)...................                $  1,617,417
                                 Shareholder servicing costs_Note 3(c)......                     924,474
                                 Distribution fees_Note 3(b)................                     213,239
                                 Professional fees..........................                      46,141
                                 Custodian fees.............................                      31,581
                                 Prospectus and shareholders' reports.......                      20,053
                                 Registration fees..........................                       4,084
                                 Trustees' fees and expenses_Note 3(d)......                       3,981
                                 Loan commitment fees_Note 2................                       1,652
                                 Miscellaneous..............................                      22,441
                                                                                         _______________
                                       Total Expenses.......................                                        2,885,063
                                                                                                              _______________
INVESTMENT INCOME_NET.......................................................                                       15,659,148
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                $  2,316,643
                                 Net unrealized appreciation (depreciation)
                                      on investments                                           1,485,293
                                                                                         _______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        3,801,936
                                                                                                              _______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $19,461,084
                                                                                                              ===============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended           Year Ended
                                                                                      April 30, 1997        April 30, 1996
                                                                                     ________________      ________________
OPERATIONS:
  Investment income_net...............................................                 $  15,659,148        $  16,611,363
  Net realized gain (loss) on investments.............................                     2,316,643            6,261,292
  Net unrealized appreciation (depreciation) on investments...........                    1,485,293            (2,957,977)
                                                                                     ________________      ________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                    19,461,084           19,914,678
                                                                                     ________________      ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares....................................................                   (13,586,634)         (14,787,880)
    Class B shares....................................................                    (2,065,437)          (1,823,448)
    Class C shares....................................................                        (7,077)                 (35)
  Net realized gain on investments:
    Class A shares....................................................                    (1,899,479)          (3,773,931)
    Class B shares....................................................                      (321,573)            (523,745)
    Class C shares....................................................                        (1,122)                 (15)
                                                                                     ________________      ________________
      Total Dividends.................................................                   (17,881,322)         (20,909,054)
                                                                                     ________________      ________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares....................................................                     7,049,583            9,363,475
    Class B shares....................................................                     7,342,791            9,283,699
    Class C shares....................................................                       694,789                1,000
  Dividends reinvested:
    Class A shares....................................................                    10,239,228           12,469,387
    Class B shares....................................................                     1,692,942            1,692,992
    Class C shares....................................................                        7,422                    48
  Cost of shares redeemed:
    Class A shares....................................................                  (33,748,310)          (36,740,008)
    Class B shares....................................................                    (4,952,156)          (2,982,178)
    Class C shares....................................................                       (10,071)               __
                                                                                     ________________      ________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions            (11,683,782)          (6,911,585)
                                                                                     ________________      ________________
        Total Increase (Decrease) in Net Assets.......................                   (10,104,020)          (7,905,961)
NET ASSETS:
  Beginning of Period.................................................                   298,115,638          306,021,599
                                                                                     ________________      ________________
  End of Period.......................................................                  $288,011,618          $298,115,638
                                                                                     ================     ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                 Shares
                                                                                  _____________________________________
                                                                                   Year Ended            Year Ended
                                                                                  April 30, 1997        April 30, 1996
                                                                                _________________     _________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold.........................................................             555,615               724,402
    Shares issued for dividends reinvested.................................          804,030               964,492
    Shares redeemed........................................................        (2,659,323)          (2,853,615)
                                                                                ________________       ________________
                Net Increase (Decrease) in Shares Outstanding                     (1,299,678)           (1,164,721)
                                                                                =================      =================
    Class B
    ________
    Shares sold.....................................................                 577,283               718,846
    Shares issued for dividends reinvested...........................                132,861               130,834
    Shares redeemed........................................................         (388,961)             (230,753)
                                                                                ________________       ________________
               Net Increase (Decrease) in Shares Outstanding                         321,183               618,927
                                                                                =================      =================
    Class C*
    _________
    Shares sold............................................................           54,985                    79
    Shares issued for dividends reinvested.................................              582                    3
    Shares redeemed........................................................             (792)                 ___
                                                                                ________________       ________________
               Net Increase (Decrease) in Shares Outstanding                          54,775                    82
                                                                                =================      =================
*  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                               _______________________________________________________
                                                                                 Year Ended April 30,
                                                               _______________________________________________________
PER SHARE DATA:                                                  1997        1996       1995        1994        1993
                                                               _______     _______     _______     _______     _______
    Net asset value, beginning of period.........              $12.58       $12.62      $12.70      $13.09      $12.35
                                                               _______     _______     _______     _______     _______
    Investment Operations:
    Investment income_net........................                 .69          .71         .73         .74         .77
    Net realized and unrealized gain (loss)
      on investments.............................                 .17          .14        (.05)       (.36)        .81
                                                               _______     _______     _______     _______     _______
    Total from Investment Operations.............                 .86          .85         .68         .38        1.58
                                                               _______     _______     _______     _______     _______
    Distributions:
    Dividends from investment income_net.........                (.69)        (.71)       (.73)      (.74)        (.77)
    Dividends from net realized gain on investments              (.10)        (.18)       (.03)      (.03)        (.07)
                                                               _______     _______     _______     _______     _______
    Total Distributions..........................                (.79)        (.89)       (.76)      (.77)        (.84)
                                                               _______     _______     _______     _______     _______
    Net asset value, end of period...............              $12.65       $12.58      $12.62      $12.70      $13.09
                                                               =======     =======     =======     =======    ========
TOTAL INVESTMENT RETURN*.........................               6.91%        6.77%       5.63%       2.78%      13.24%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                .91%         .89%        .92%        .81%        .70%
    Ratio of net investment income to average net assets        5.40%        5.49%       5.84%       5.57%      6.03%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                  __          __         .01%        .12%        .23%
    Portfolio Turnover Rate......................              29.65%       43.90%      39.53%       7.73%       6.08%
    Net Assets, end of period (000's Omitted)....           $242,572      $257,639    $273,225    $293,706    $295,564
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class B Shares
                                                               _______________________________________________________
                                                                                 Year Ended April 30,
                                                               _______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993(1)
                                                               _______     _______     _______     _______     _______
    Net asset value, beginning of period.........              $12.59       $12.63      $12.71      $13.09      $12.69
                                                               _______     _______     _______     _______     _______
    Investment Operations:
    Investment income_net........................                 .62          .64         .66         .66         .20
    Net realized and unrealized gain (loss)
      on investments.............................                 .16          .14        (.05)       (.35)        .40
                                                               _______     _______     _______     _______     _______
    Total from Investment Operations.............                 .78          .78         .61         .31         .60
                                                               _______     _______     _______     _______     _______
    Distributions:
    Dividends from investment income_net.........                (.62)        (.64)       (.66)       (.66)       (.20)
    Dividends from net realized gain on investments              (.10)        (.18)       (.03)       (.03)         __
                                                               _______     _______     _______     _______     _______
    Total Distributions..........................                (.72)        (.82)       (.69)       (.69)       (.20)
                                                               _______     _______     _______     _______     _______
    Net asset value, end of period...............              $12.65       $12.59      $12.63      $12.71      $13.09
                                                               =======     =======     =======     =======    ========
TOTAL INVESTMENT RETURN(2).......................               6.27%        6.19%       5.06%       2.24%      16.36%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......               1.42%        1.42%       1.44%       1.38%       1.17%(3)
    Ratio of net investment income to average net assets        4.87%        4.94%       5.29%       4.89%       4.62%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                __          __           .01%        .10%        .13%(3)
    Portfolio Turnover Rate......................              29.65%       43.90%      39.53%       7.73%       6.08%
    Net Assets, end of period (000's Omitted)....             $44,746      $40,476     $32,797    $27,657       $8,482
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                                                                                   CLASS C SHARES
                                                                                           ______________________________
                                                                                                YEAR ENDED APRIL 30,
                                                                                           ______________________________
PER SHARE DATA:                                                                              1997                1996(1)
                                                                                           ________             ________
    Net asset value, beginning of period....................................                $12.59               $12.68
                                                                                           ________             ________
    Investment Operations:
    Investment income_net...................................................                   .59                  .43
    Net realized and unrealized gain (loss)
      on investments........................................................                   .17                  .09
                                                                                           ________             ________
    Total from Investment Operations........................................                   .76                  .52
                                                                                           ________             ________
    Distributions:
    Dividends from investment income_net....................................                  (.59)                (.43)
    Dividends from net realized gain on investments.........................                  (.10)                (.18)
                                                                                           ________             ________
    Total Distributions.....................................................                  (.69)                (.61)
                                                                                           ________             ________
    Net asset value, end of period..........................................                $12.66               $12.59
                                                                                           ========           ==========
TOTAL INVESTMENT RETURN(2)..................................................                 6.07%                5.66%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                 1.64%                1.63%(3)
    Ratio of net investment income to average net assets....................                 4.44%                4.66%(3)
    Portfolio Turnover Rate.................................................                29.65%               43.90%(3)
    Net Assets, end of period (000's Omitted)...............................                  $694                   $1
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Ohio Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund", which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,683 during the period ended April 30, 1997, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $212,043 was charged to the Fund for the Class B shares and $1,196 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $628,770, $106,021 and $399 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $133,247 during the period ended April 30, 1997.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $84,865,773 and $109,577,726, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $10,924,730, consisting of $11,571,231 gross unrealized appreciation and $646,501 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
REPORT TO ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Ohio Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Ohio Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Ohio Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 5, 1997

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1997:
    _ all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal, and, for individuals who are Ohio residents, Ohio personal income taxes), and
    _ the Fund hereby designates $.0602 per share as a long-term capital gain distribution of the $.0966 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, OHIO SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                        057/619AR974
Annual Report
Dreyfus Premier State
Municipal Bond Fund
Ohio Series
April 30, 1997
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Registration Mark